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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):               October 25, 2000




                         MERITAGE HOSPITALITY GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
                          (State or Other Jurisdiction
                                of Incorporation)


         0-17442                                                38-2730460
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)




                        40 PEARL STREET, N.W., SUITE 900
                          GRAND RAPIDS, MICHIGAN          49503
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

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ITEM 5.  OTHER EVENTS

On October 25, 2000, the Company's Board of Directors appointed Robert E. Riley as President of the Company. Prior to joining Meritage, Mr. Riley spent 15 years as a Senior Vice President at Meijer, Inc., a multi-billion dollar supermarket and general merchandise retailer with facilities in Michigan, Ohio, Indiana, Illinois, and Kentucky. At Meijer, Mr. Riley served as a member of the management committee which devised and implemented Meijer's strategic planning policy. Mr. Riley also had primary responsibility for the Company's legal matters, property sales, property management, and the corporate operating structure. Mr. Riley presently retains an employment/consulting relationship with Meijer. Prior to joining Meijer, Mr. Riley served as an officer of Jewel Companies Inc., a multi-billion dollar food and general merchandise retailer headquartered in Chicago, Illinois, which operated stores in 28 states. At Jewel, Mr. Riley worked in diverse areas including property acquisition, leasing, franchising, finance, and mergers and acquisitions.

Mr. Riley will report to Robert E. Schermer, Jr., the Company's Chief Executive Officer. As President, Mr. Riley will focus on increasing the profitability of the Company's existing operations, and implementing the Company's growth strategies as it relates to the development of free-standing Wendy's restaurants and the Wendy's/Meijer combination store program. Mr. Riley will also assist the Company in filling certain open functions following the untimely death of Meritage's Senior Vice President, Ray E. Quada, earlier this year.

On October 25, 2000, the Board also amended the Company's bylaws to reflect the corporate structure adopted by the Board in connection with Mr. Riley's appointment as President. Among other things, the existing Bylaws needed to be changed so that the position of Chief Executive Officer, held by Mr. Schermer, Jr., did not have to be coupled with the positions of President or Chairman of the Board.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

  Exhibit No.                           Description of Document
--------------    --------------------------------------------------------------
     3.1          Amended and Restated Bylaws of Meritage Hospitality Group Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            MERITAGE HOSPITALITY GROUP INC.



Dated:  November 3, 2000                    By:    /s/ Robert E. Schermer, Jr.
                                                --------------------------------
                                                       Robert E. Schermer, Jr.
                                                       Chief Executive Officer


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